UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2013

DELANCO BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	333-176759	80-0943940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

615 Burlington Avenue, Delanco, New Jersey	08075
(Address of principal executive offices)	(Zip Code)

(856) 461-0611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On October 16, 2013, Delanco MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and Delanco Bancorp, Inc., a New Jersey corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for Delanco Federal Savings Bank (the “Bank”) and acquired ownership of all the issued and outstanding capital stock of the Bank. In connection with the Conversion, a total of 525,423 shares of common stock (the “Common Stock”) were sold in the subscription and community offerings (the “Offering”), including shares purchased by Delanco Federal Savings Bank’s employee stock ownership plan, at $8.00 per share for gross proceeds of $4.2 million. In addition and in accordance with the Plan, approximately 420,093 additional shares of Common Stock (without taking into consideration cash paid in lieu of fractional shares) were issued to the public shareholders (i.e., shareholders other than the MHC) of Delanco Bancorp, Inc. (“Delanco Bancorp-Federal”), the former federally-chartered mid-tier holding company for the Bank, as of the closing date of the Conversion in exchange for their outstanding shares of common stock of Delanco Bancorp-Federal. Each such share of common stock of Delanco Bancorp-Federal was converted into the right to receive .5711 shares of Common Stock.

The Common Stock issued in the Offering and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-189244) filed initially with the Securities and Exchange Commission (“SEC”) on June 12, 2013, as amended, and declared effective by the SEC on August 9, 2013 (“Form S-1”).

The Common Stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor issuer to Delanco Bancorp-Federal in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of New Delanco Bancorp Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated October 16, 2013, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)     Exhibits

  Number             Description

  99.1                    Press Release dated October 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELANCO BANCORP, INC.

Date: October 16, 2013	By:	/s/ James E. Igo
James E. Igo
Chairman, President and Chief Executive Officer